EXHIBIT 32.1

CERTIFICATION
OF
PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Velcera, Inc. do hereby certify that:

(a)
the Quarterly Report on Form 10-Q of Velcera, Inc. for the quarter ended June 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Velcera, Inc.

Dated: August 14, 2008	By:	/s/ Dennis F. Steadman
Dennis F. Steadman
President and Chief Executive Officer

Dated: August 14, 2008	By:	/s/ Matthew C. Hill
Matthew C. Hill
Chief Financial Officer